Exhibit 99.9

CCFNB BANCORP, INC. PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD VIRTUALLY ON [•], 2023 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.    The undersigned hereby constitutes and appoints Bert Leiby and Elaine Edwards, and each or either of them, proxies of the undersigned, with full power of substitution, to vote all of the shares of CCFNB Bancorp, Inc. that the undersigned shareholder may be entitled to vote at the special meeting of shareholders to be held virtually on the Internet at [web address for meeting site] on [•], 2023, at [•], local time, and at any adjournment or postponement of the special meeting. The board of directors unanimously recommends you vote “FOR” the following proposals: (PLEASE DATE AND SIGN ON REVERSE SIDE)

CCFNB SPECIAL MEETING BANCORP, OF STOCKHOLDERS INC OF . [     ], 2023 PROXY VOTING INSTRUCTIONS INTERNET—Access “www.voteproxy.com” and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page. TELEPHONE—Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call. Vote online/phone until 11:59 PM EST the day before the meeting. COMPANY NUMBER MAIL—Sign, date and mail your proxy card in the envelope provided as soon as possible. IN PERSON—You may vote your shares in person by attending ACCOUNT NUMBER the Special Meeting. GO GREEN—e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access. NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Annual Meeting, Joint Proxy Statement/Prospectus and Proxy Card are available at http://www.astproxyportal.com/ast/07477/special —————————                Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet. ———————— 00030300000000001000 7 000000 THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE PROPOSALS. x PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE FOR AGAINST ABSTAIN 1. To approve the Agreement and Plan of Merger, dated as of April 17, 2023, by and between CCFNB Bancorp, Inc. and Muncy Bank Financial, Inc., as amended. 2. To adjourn the special meeting, if necessary or appropriate, to solicit additional proxies if, immediately prior to such adjournment, there are not sufficient votes to approve the merger proposal. In their discretion, any other business which may properly come before the special meeting or any adjournments or postponements thereof. This proxy, when properly signed and dated, will be voted in the manner specified by the undersigned shareholders. If no specification is made, this proxy will be voted FOR the proposals listed above. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING. PLEASE SIGN, DATE AND RETURN THIS PROXY AS PROMPTLY AS POSSIBLE, WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING. THIS PROXY IS REVOCABLE AT ANY TIME BEFORE IT IS EXERCISED AND MAY BE WITHDRAWN BY WRITTEN NOTICE TO THE SECRETARY OF CCFNB                JOHN SMITH BANCORP, INC.                1234 MAIN STREET                APT. 203                NEW YORK, NY 10038 Yes, I(we) plan to attend the Special Meeting. To indicate change your the new address address on your in the account, address please space check above the . Please box at note right and that changes to the registered name(s) on the account may not be submitted via

SPECIAL MEETING OF STOCKHOLDERS OF CCFNB BANCORP, INC. [     ], 2023 GO GREEN e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access. NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Annual Meeting, Joint Proxy Statement/Prospectus and Proxy Card are available at http://www.astproxyportal.com/ast/07477/special Please sign, date and mail your proxy card in the envelope provided as soon as possible. ————————— Please detach along perforated line and mail in the envelope provided. ———————— 00030300000000001000 7 000000 THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE PROPOSALS. x PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE FOR AGAINST ABSTAIN 1. To approve the Agreement and Plan of Merger, dated as of April 17, 2023, by and between CCFNB Bancorp, Inc. and Muncy Bank Financial, Inc., as amended. 2. To adjourn the special meeting, if necessary or appropriate, to solicit additional proxies if, immediately prior to such adjournment, there are not sufficient votes to approve the merger proposal. In their discretion, any other business which may properly come before the special meeting or any adjournments or postponements thereof. This proxy, when properly signed and dated, will be voted in the manner specified by the undersigned shareholders. If no specification is made, this proxy will be voted FOR the proposals listed above. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING. PLEASE SIGN, DATE AND RETURN THIS PROXY AS PROMPTLY AS POSSIBLE, WHETHER OR NOT YOU PLAN                TO ATTEND THE SPECIAL MEETING. THIS PROXY IS REVOCABLE AT ANY TIME BEFORE IT IS EXERCISED AND MAY BE WITHDRAWN BY WRITTEN NOTICE TO THE SECRETARY OF CCFNB BANCORP, INC. Yes, I(we) plan to attend the Special Meeting. To indicate change your the new address address on your in the account, address please space check above the . Please box at note right and that changes to the registered name(s) on the account may not be submitted via